Exhibit 99.1

Brookdale Prices Offering of $200 Million Convertible Senior Notes Due 2026

Nashville, Tenn., September 28, 2021 – Brookdale Senior Living Inc. (NYSE: BKD) (“Brookdale”) today announced that it has priced $200 million aggregate principal amount of convertible senior notes due 2026 (the “notes”). The notes will be sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Brookdale also granted the initial purchasers of the notes an option to purchase, within a 13-day period beginning on, and including the date on which the notes are first issued, up to an additional $30 million aggregate principal amount of the notes. This sale is expected to close on October 1, 2021, subject to customary closing conditions.

The notes will be senior, unsecured obligations of Brookdale and interest will be payable semi-annually in arrears at a rate of 2.00% per annum on April 15 and October 15 of each year, beginning on April 15, 2022. The notes will mature on October 15, 2026 unless redeemed, repurchased or converted prior to such date. Prior to the close of business on the business day immediately preceding July 15, 2026, the notes will be convertible at the option of holders during certain periods, upon satisfaction of certain conditions. On or after July 15, 2026, the notes will be convertible at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Upon conversion, the notes may be settled in shares of Brookdale common stock, cash or a combination of cash and shares of Brookdale common stock, at Brookdale’s election.

The notes will have an initial conversion rate of 123.4568 shares of common stock per $1,000 principal amount of notes (subject to adjustment for certain events). This represents an initial effective conversion price of approximately $8.10 per share. The initial conversion price of the notes represents a premium of approximately 35% to the $6.00 per share closing price of Brookdale common stock on September 28, 2021.

Brookdale estimates that the net proceeds from the offering will be approximately $194.1 million (or approximately $223.4 million if the initial purchasers exercise in full their option to purchase additional notes) after deducting the initial purchasers’ discount and estimated offering expenses payable by Brookdale. Brookdale expects to use approximately $13.8 million of the net proceeds from the offering to pay the cost of the capped call transactions described below, and the remaining net proceeds from the offering for general corporate purposes, including refinancing or repaying maturing and other debt. If the initial purchasers exercise their option to purchase additional notes, Brookdale expects to use a portion of the net proceeds from such additional notes to enter into additional capped call transactions.

Brookdale may redeem all or any portion of the notes, at its option, on or after October 21, 2024 and prior to the 51st scheduled trading day immediately preceding the maturity date, at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest thereon, if the last reported sale price of Brookdale common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which Brookdale provides written notice of redemption.

Holders of notes may require Brookdale to repurchase their notes upon the occurrence of certain events that constitute a fundamental change under the indenture governing the notes at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to, but excluding, the date of repurchase. In connection with certain corporate events or if Brookdale issues a notice of redemption, it will, under certain circumstances, increase the conversion rate for holders who elect to convert their notes in connection with such corporate event or during the relevant redemption period.

In connection with the pricing of the notes, Brookdale has entered into privately negotiated capped call transactions with one or more of the initial purchasers of the notes or their respective affiliates (the “capped call counterparties”). The capped call transactions initially cover, subject to customary anti-dilution adjustments, the number of shares of Brookdale common stock that initially underlie the notes, assuming the initial purchasers do not exercise their option to purchase additional notes. The cap price of the capped call transactions is initially $9.90 per share of Brookdale common stock, representing a premium of 65% above the last reported sale price of $6.00 per share of Brookdale common stock on September 28, 2021, and is subject to certain adjustments under the terms of the capped call transactions. The capped call transactions are expected generally to reduce or offset potential dilution to holders of Brookdale common stock upon conversion of the notes and/or offset the potential cash payments that Brookdale could be required to make in excess of the principal amount of any converted notes upon conversion thereof, with such reduction and/or offset subject to a cap based on the cap price. If the initial purchasers of the notes exercise their option to purchase additional notes, Brookdale may enter into additional capped call transactions with capped call counterparties that would initially cover, subject to customary anti-dilution adjustments, the number of shares of Brookdale common stock that will initially underlie the notes purchased by the initial purchasers pursuant to their option to purchase additional notes.

In connection with establishing their initial hedge of the capped call transactions, Brookdale has been advised that the capped call counterparties or their respective affiliates expect to enter into various derivative transactions with respect to Brookdale common stock and/or purchase Brookdale common stock concurrently with, or shortly after, the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Brookdale common stock or the notes concurrently with, or shortly after, the pricing of the notes.

In addition, the capped call counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Brookdale common stock and/or purchasing or selling Brookdale common stock or other securities in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of the notes). This activity could also cause a decrease or avoid an increase in the market price of Brookdale common stock or the notes, which could affect noteholders’ ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the amount and value of the consideration that noteholders will receive upon conversion of such notes.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities (including the shares of Brookdale common stock, if any, into which the notes are convertible) and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

The notes and any shares of common stock issuable upon conversion of the notes have not been registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

Forward-Looking Statements

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties and include all statements that are not historical statements of fact and those regarding Brookdale’s intent, belief or expectations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will, “could,” “potential,” “intend,” “expect,” “estimate,” “believe,” “plan,” or other similar words or expressions, and include statements regarding the closing of the notes offering, the anticipated use of proceeds, the capped call transactions, and other future events. These forward-looking statements are based on certain assumptions and expectations, and Brookdale’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Although Brookdale believes that expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its assumptions or expectations will be attained and actual results and performance could differ materially from those projected. Factors which could have a material adverse effect on Brookdale’s operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, Brookdale’s ability to consummate the offering of the notes within the timing and at the price that it anticipates; its ability to enter into the capped call transactions on the timing and at the price that it anticipates; changes in the terms of the notes and the capped call transactions; and the risks detailed from time to time in Brookdale’s filings with the Securities and Exchange Commission (“SEC”), including those set forth its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in such SEC filings. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect management’s views as of the date of this press release. Brookdale cannot guarantee future results, levels of activity, performance or achievements, and, except as required by law, it expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

About Brookdale Senior Living

Brookdale Senior Living Inc., the nation’s premier operator of senior living communities, is committed to its mission of enriching the lives of the people it serves with compassion, respect, excellence and integrity. The Company operates independent living, assisted living, Alzheimer’s and dementia care communities, and through its comprehensive network of services, Brookdale helps to provide seniors with care and services to support their lifestyle in an environment that feels like home. The Company’s expertise in healthcare, hospitality and real estate provides our residents with opportunities to improve wellness, pursue passions and stay connected with friends and loved ones. The Company operates and manages 682 communities in 41 states as of August 31, 2021, with the ability to serve over 60,000 residents. Brookdale’s stock trades on the New York Stock Exchange under the ticker symbol BKD.

Investor Relations:

Kathy MacDonald

(615) 505-1968

kathy.macdonald@brookdale.com

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